UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       NOVEMBER 5, 2007 (OCTOBER 30, 2007)
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-13112                11-3129361
________________________________________________________________________________
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
________________________________________________________________________________
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:     (954) 630-0900


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

On October 30, 2007, Point Blank Solutions, Inc. (the "Company") received an unsolicited proposal from Steel Partners II, L.P. ("Steel Partners"), an unrelated party, to acquire the shares of the Company that Steel Partners does not already own for no less than $5.50 per share in cash. A copy of the proposal is attached as Exhibit 99.1 to this Form 8-K. On October 30, 2007, the Company issued a press release announcing receipt of the proposal. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

On November 1, 2007, the Company issued a press release announcing that its ticker symbol was changed to "PBSO.PK" as a result of the Company's name change from DHB Industries, Inc. to Point Blank Solutions, Inc. A copy of the press release is attached as Exhibit 99.3 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   99.1         Letter from Steel Partners II, L.P., dated October 30, 2007.

   99.2 Press Release issued by Point Blank Solutions, Inc., entitled "Point Blank Solutions Receives Unsolicited Proposal from Steel Partners," dated October 30, 2007.

   99.3 Press Release issued by Point Blank Solutions, Inc., entitled "Point Blank Solutions Changes Trading Symbol," dated November 1, 2007.











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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               POINT BLANK SOLUTIONS, INC.


Date:        November 5, 2007                  By:
                                                   _____________________________
                                                   Name:  John Siemer
                                                   Title: COO and Chief of Staff
























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


                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT

   99.1        Letter from Steel Partners II, L.P., dated October 30, 2007.

   99.2 Press Release issued by Point Blank Solutions, Inc., entitled "Point Blank Solutions Receives Unsolicited Proposal from Steel Partners," dated October 30, 2007.

   99.3 Press Release issued by Point Blank Solutions, Inc., entitled "Point Blank Solutions Changes Trading Symbol," dated November 1, 2007.



























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